                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


                                   TERM SHEET
                                  $562,580,100
                              (APPROXIMATE OFFERED)
                                 SASCO 2001-18A
            STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2001-18A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                            CHASE MANHATTAN, TRUSTEE

---------------------------------------------------------------------------------------------------------------------------
                                                     Senior     WAL to       Est.     Initial    Legal       Expected
               Approx.       Initial    Security     WAL to    Optional   Payment to    Loss     Final        Ratings
                                                              Termination  Optional
                                                                          Termination
  Class          Size        Coupon    Description  Reset      (yrs)(1)   Window (1)  Coverage Maturity    (Moody's/S&P)
                                                    (yrs)(1)(2)
---------------------------------------------------------------------------------------------------------------------------
  A1(3)        $ 249,999,000   3.50%    Variable PT    0.91       0.91     12/01-11/03  3.00%   12/25/2031     Aaa/AAA
  A2(3)        $ 299,000,000   5.00%    Variable PT    4.49       4.86     11/03-02/11  3.00%   12/25/2031     Aaa/AAA
  A3(4)          Notional      5.00%   Interest Only   2.24       2.24     12/01-08/08  3.00%   12/25/2031     Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------
  B1(5)        $   5,942,000 Variable  Subordinate PT   NA        5.41     12/01-02/11  1.95%   12/25/2031     Aa2/AA
  B2(5)        $   4,527,000 Variable  Subordinate PT   NA        5.41     12/01-02/11  1.15%   12/25/2031      A2/A
  B3(5)        $   3,112,000 Variable  Subordinate PT   NA        5.41     12/01-02/11  0.60%   12/25/2031    Baa2/BBB
 B4(5)(6)      $     848,000 Variable  Subordinate PT   NA        5.41     12/01-02/11  0.45%   12/25/2031      Ba/BB
 B5(5)(6)      $     848,000 Variable  Subordinate PT   NA        5.41     12/01-02/11  0.30%   12/25/2031       B/B
 B6(5)(6)      $   1,702,946 Variable  Subordinate PT   NA        5.41     12/01-02/11  0.00%   12/25/2031       NR
---------------------------------------------------------------------------------------------------------------------------
   R(3)        $         100  3.50%     Residual       0.07       0.07     12/01-12/01  3.00%   12/25/2031     NR/AAA
---------------------------------------------------------------------------------------------------------------------------

(1) Prepayments were run at 100% PPC as described herein. Assumes bonds pay on the 25th of every month beginning in December 2001.
(2) WAL to reset run to the weighted-average reset date for the collateral pool (month 81, or the Distribution Date in August 2008).
(3) The Class A1, A2 and R will accrue interest based on the lesser of i) the initial coupon as described above and the collateral Net WAC until the weighted-average reset date for the collateral pool, thereafter the Class A1, A2 and R will accrue interest at the collateral Net WAC.
(4) The Class A3 will receive interest-only based on a notional balance until the Distribution Date in August 2008. The initial notional balance of the Class A3 is approximately $240,552,644.
(5) The Class B will accrue interest at a variable rate equal to the collateral Net WAC. The initial Net WAC is approximately 6.5078%.
(6)  The Class B4, B-5 and B-6 are hereby not offered for sale.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Deal Overview:

o The collateral pool is comprised of one pool of adjustable-rate mortgage loans that are comprised of two loan types:
       -  Loan Type 1: 5 year Hybrid, indexed to 1-year CMT
       -  Loan Type 2: 7 year Hybrid, indexed to 1-year CMT

o The trust will issue 10 certificates: 7 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5, B6 will be offered privately).

o The trust will issue 6 classes of subordinate bonds: Class B1, B2, B3, B4, B5 and B6 and one class of residual interest certificates (Class R).

o      All loans will be serviced by the originator, Wells Fargo Home Mortgage.

o      The Master Servicer (ALS) will maintain a 5% Clean up Call.









--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering:
----------------------

Cut off Date:                  November 1, 2001

Expected Pricing Date:         Week of November 19, 2001

Expected Settlement Date:      Week of November 26, 2001

Distribution Dates:            25th of each month, commencing in December 2001

Issuer:                        Structured Asset Securities Corp. ("SASCO")

Master Servicer:               Aurora Loan Services, Inc. ("ALS")

Sub-Servicers:                 Wells Fargo Home Mortgage, Inc. ("Wells Fargo").

Master Servicer Fee:           0.000% per annum on outstanding mortgage balance
                               (float only).

Sub-Servicing Fee:             Servicing fee ranges from 0.25% to 0.61% per
                               annum on outstanding mortgage balance (the WA serving fee as of the Cut off Date is 0.275%).

Trustee:                       The Chase Manhattan Bank

Trustee Fee:                   0.004% per annum on outstanding mortgage balance

Rating Agencies:               Moody's Investors Service and Standard and Poor's
                               Ratings Service

Day Count:                     30/360

Delay Days:                    24 Day Delay:             All Classes.

Registration:                  Book-entry form through DTC

Minimum Denomination:          Class A1 and A2: $25,000 /$1 thereafter.
                               Class A3:        $1,200,000/$1 thereafter.
                               Class B-1, B-2 and B-3: $100,000/$1 thereafter.

SMMEA Eligibility:             All classes will be SMMEA eligible except for
                               Class B-2, B-3, B-4, B-5 and B-6.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


ERISA Eligibility:                  The Certificates will be ERISA eligible.

Terms of the Offering (cont.):
------------------------------

Tax Status:                         REMIC for Federal income tax purposes.

Prepayment Assumption:              100% PPC assumes a constant pre-payment rate
                                    ("CPR") of 25% until 8 months prior to the weighted-average ("WA") rate adjustment date for the collateral pool, and further assumes the CPR will increase by 0.625% each month for the next 8 months, and remains constant at 30% CPR thereafter.

Below is the CPR curve for the collateral pool:

--------------------------
                   %
    Month         CPR
--------------------------
1 to 73         25.00

        74      25.63

        75      26.25

        76      26.88

        77      27.50

        78      28.13

        79      28.75

        80      29.38

81 forward   30 CPR Flat
--------------------------
                                    As of the Cut-off Date the WA rate
                                    adjustment date for the collateral pool is month 81, or the Distribution Date in August 2008.

5% Optional Termination:            The transaction may be called when the
                                    aggregate outstanding mortgage balance is less than 5% of the Cut-Off Date mortgage loan balance.

Interest Rates:                     Class A1 and R will bear interest at a rate
                                    equal to the lesser of (i) 3.50% per annum and (ii) the Net WAC of the collateral pool until the distribution date in August
                                    2008. After the distribution date August
                                    2008 the Class A1 will accrue interest at a rate equal to the Net WAC of the collateral pool

                                    Class A2 will bear interest at a rate equal to the lesser of (i) 5.00% per annum and
                                    (ii) the Net WAC of the collateral pool
                                    until the distribution date in August 2008.
                                    After the distribution date August 2008 the Class A1 will accrue interest at a rate equal to the Net WAC of the collateral pool

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.) - Interest Rates:
-----------------------------------------------

                                    Class A-3 will bear interest at a rate equal to 5.00% per annum through the distribution date in August 2008 based on a variable Notional Balance. After the distribution date August 2008 the Class A-3 will not be entitled to distributions of any kind and will have a zero Notional Balance.

                                    Class B1, B2, B3, B4, B5 and B6 will bear interest at a rate equal to the Net WAC of the collateral pool.



Credit Enhancement:                 1st:    paid primary mortgage insurance on
                                            certain loans (as of the Cut-Off
                                            Date [x.xx%] of the mortgage loans
                                            had borrower paid Mortgage
                                            Insurance).
                                    2nd:    subordination of the lower rated
                                            classes.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates on a pro rata basis.
Principal Distributions

Shifting Interest Structure with 5-year lockout*
(*if the AAA loss coverage doubles based on the initial loss coverage of 3.00% during the first 36 months of the transaction, the Senior bonds will only be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36 if the AAA loss coverage doubles to 6.00% based on the initial loss coverage of 3.00%, the Senior bonds will only be entitled to pre-payments based on the Senior bond percentage only, subject to cumulative loss and delinquency tests).

Shift %: 100% 1st 5 years*, 70% in year 6, 60% in year 7, 40% in year 8, 20% in year 9, 0% thereafter.

Subordinate PDA:                    (Scheduled Principal + Pre-payment
                                    Principal), less Senior PDA.1

IO Classes:                         A3


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:

I. Pay Senior PDA as follows:

Senior PDA:
     1) R, until reduced to zero.
     2) A1, until reduced to zero.
     3) A2, until reduced to zero.

I. Pay Subordinate PDA as follows:

1) B1, B2, B3, B4, B5, and B-6, PRO RATA, until reduced to zero.





-------------------------------------------------------------------------------
                                    Contacts
-------------------------------------------------------------------------------
MBS Trading                      Greg Boester                 (201) 524-5993


Residential Finance              Stan Labanowski              (646) 351-5605
                                 Mike Hitzmann                (646) 351-5539
                                 Mary Stone                   (646) 351-5694
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).